UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 24, 2019

GLACIER BANCORP, INC.
(Exact name of registrant as specified in its charter)

Montana
(State or other jurisdiction of incorporation)

(Commission File Number)	(IRS Employer Identification No.)
000-18911	81-0519541

49 Commons Loop
Kalispell, Montana 59901
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (406) 756-4200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.
The 2019 Annual Meeting of Shareholders of Glacier Bancorp, Inc. (the “Company”) was held on April 24, 2019. The following matters were voted upon at the 2019 Annual Meeting:
1. The election of ten directors to serve on the board of directors until the 2020 annual meeting.
2. Consideration of an advisory (non-binding) resolution to approve the compensation of the Company’s named executive officers.
3. Ratification of the appointment of BKD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.
The following is a summary of the voting results for the matters voted upon by the shareholders.
1. Election of Directors

Director’s Name	Votes For	Votes Withheld	Broker Non-Votes
David C. Boyles	66,022,023	267,307	11,670,544
Randall M. Chesler	65,978,097	311,233	11,670,544
Sherry L. Cladouhos	65,871,443	417,887	11,670,544
James M. English	65,365,210	924,120	11,670,544
Annie M. Goodwin	65,949,445	339,885	11,670,544
Dallas I. Herron	65,898,569	390,761	11,670,544
Craig A. Langel	65,676,163	613,167	11,670,544
Douglas J. McBride	65,714,412	574,918	11,670,544
John W. Murdoch	65,634,419	654,911	11,670,544
George R. Sutton	65,915,670	373,660	11,670,544

Receiving a plurality of the votes cast, those nominated are the newly elected directors of the Company. They will hold office until their successors are elected and qualified or until they resign or are removed from office.

2. Advisory (non-binding) resolution to approve Named Executive Compensation

Votes For	Votes Against	Abstentions	Broker Non-Votes
65,528,176	584,198	176,956	11,670,544

The advisory resolution to approve the compensation of the Company’s named executive officers is approved.

3. Ratification of Appointment of Independent Registered Public Accounting Firm

Votes For	Votes Against	Abstentions
77,415,940	476,597	67,337
BKD, LLP is ratified as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	April 30, 2019	GLACIER BANCORP, INC.

/s/ Randall M. Chesler
		By:	Randall M. Chesler
President and CEO